UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 28, 2004


                             DENBURY RESOURCES INC.
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                          (State or other jurisdiction
                               of incorporation or
                                  organization)

                      1-12935                                 20-0467835
             (Commission File Number)                       (I.R.S. Employer
                                                          Identification No.)

               5100 Tennyson Parkway
                    Suite 3000
                    Plano, Texas                                 75024
       (Address of principal executive offices)                (Zip code)

Registrant's telephone number, including area code:          (972)673-2000


                 _____________________N/A______________________
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

     Item 2.02. Results of Operations and Financial Condition

     On October 28, 2004, Denbury Resources Inc. issued a press release announcing its 2004 third quarter results, its 2005 capital budget and production guidance and that it will host an analyst conference on November 4th and 5th, 2004. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

     As provided in General Instruction B.2 to Form 8-K, the information furnished in this Item 2.02 and in Exhibit 99.1 hereto shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing with the Securities and Exchange Commission, except as shall be expressly provided by specific reference in such filing.

Section 9 - Financial Statements and Exhibits

     Item 9.01 Financial Statements and Exhibits.

          (a) Financial statements of businesses acquired.

                Not applicable.

          (b) Pro forma financial information.

                Not applicable.

          (c) Exhibits.

     The following  exhibits are furnished in accordance  with the provisions of
Item 601 of Regulation S-K:

                 Exhibit
                  Number           Description of Exhibit

                   99.1            Denbury press release, dated October 28, 2004, Denbury
                                   Resources Announces Third Quarter Results, 2005 Capital
                                   Budget and Production Guidance, Hosts Analyst Conference.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                             Denbury Resources Inc.
                                                (Registrant)


Date: October 28, 2004                       By: /s/ Phil Rykhoek
                                                 -------------------------------
                                                 Phil Rykhoek
                                                 Senior Vice President & Chief
                                                 Financial Officer

                                  EXHIBIT 99.1